M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

February 21, 1997

To Our Shareholders:

We are pleased to provide this semi-annual report to the shareholders of Municipal Partners Fund II Inc. (the "Fund") for the six months ended December 31, 1996. The fixed-income markets achieved positive returns for the fourth quarter as evidenced by the 3.55% net asset value return for the Fund (assuming the reinvestment of monthly dividends in additional shares of the Fund). On December 31, 1996, the Fund had a closing net asset value and market price per share of $13.51 and $11.375, respectively. During the fourth quarter, the Fund continued to pay a monthly common stock dividend of $0.0625 per share.

The fourth quarter began on a strong note as fixed-income prices rose in October. Lack of wage inflation and the Federal Reserve's decision not to raise short-term interest rates allayed investors' concerns. Signs of a slowdown in economic activity during November led to further advances in the fixed-income market. Although tax-exempts performed well, their strides did not keep pace with those in the taxable market. Individual investors instead were focused on a soaring equity market and showed little interest in the relatively low nominal yields offered by municipal bonds. In December, Fed Chairman Greenspan spoke of an "irrational exuberance" in the stock market which resulted in a temporary setback for both stocks and bonds. Municipal bonds declined but losses were temperate compared to those in the taxable markets. Year-end restructuring by mutual funds along with strong buying from property and casualty insurance companies allowed tax-exempts to outperform Treasuries for December.

Looking ahead to 1997, municipal new issuance is expected to be in line with the $183 billion issued in 1996. Tax-exempts are likely to benefit from increased price volatility in the equity market and nominal bond yields that attract individual investors to the municipal bond market.

As of December 31, 1996, the Fund's portfolio consisted of 51 issues in 24 different states with an average maturity of 12.4 years and an average coupon of 6.25%, excluding short-term investments. Sector weightings emphasize housing, healthcare and transportation.

The Fund held its annual meeting of shareholders on October 24, 1996. At the meeting, shareholders elected the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

      1. Election of Director (preferred shares voting only)

      Nominee                  Votes For             Votes Withheld
      -------------------------------------------------------------
      Michael S. Hyland           736                       0

      Election of Director (common and preferred shares voting)

      Nominee                  Votes For             Votes Withheld
      -------------------------------------------------------------
      Charles F. Barber        5,167,301                 204,595

      2. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund (common and preferred shares voting)

      Votes For              Votes Against           Votes Abstained
      -------------------------------------------------------------------------
      5,221,909                 117,031                  32,956

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Finally, we thank you for your support and confidence. In an effort to provide more timely information concerning the Fund, shareholders may call 1-800-421-4777 for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as the Fund's current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund. We also invite you to call with any questions or comments at 1-800-725-6666 or 1-212-783-1301.


                                   Cordially,




Mark C. Biderman                                             Michael S. Hyland
Chairman of the Board                                        President

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Statement of Investments
December 31, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Long-Term Investments-- 151.7%                                             Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            California -- 14.8%
            California State Housing Finance Agency Home Mortgage Revenue,
  $3,000    Series H, 6.15%, 8/01/16....................................................   Aa/AA-       $  3,049,530
            California State Public Works Board, Lease Revenue Refunding Bonds
            (Department of Corrections), Series A, 6.875%, 11/01/14,
   2,175    Pre-Refunded 11/01/04.......................................................   Aaa/A           2,537,072
            California State Public Works Board, Lease Revenue Refunding Bonds
            (Various University of California Projects), 1993 Series A, 7.00%, 3/01/14,
   2,900    Pre-Refunded 3/01/04........................................................   Aaa/A           3,374,092
            San Francisco, California Airport Revenue (San Francisco International
   2,000    Airport), Series A-9, FGIC, 5.60%, 5/01/14..................................  Aaa/AAA          2,004,440
            West Covina, California Certificate of Participation (Queen of the Valley
   1,000    Hospital), 6.50%, 8/15/14...................................................    A/A            1,050,230
                                                                                                        ------------
                                                                                                          12,015,364
                                                                                                        ------------

            Colorado -- 1.3%
            Colorado Health Facilities Authority Hospital Revenue (Rocky Mountain
   1,000    Adventist Healthcare Project), Series 1993, 6.625%, 2/01/13.................  Baa/BBB          1,029,320
                                                                                                        ------------

            Georgia -- 0.3%
            Fulton County, Georgia Housing Authority Single-Family Mortgage,
     205    6.60%, 3/01/28..............................................................   NR/AAA            209,233
                                                                                                        ------------

            Hawaii - 1.2%
            Hawaii State Department of Budget & Finance Special Purpose Revenue,
   1,000    6.00%, 7/01/11..............................................................    A/A            1,018,300
                                                                                                        ------------

            Illinois -- 27.8%
            Chicago Heights, Illinois General Obligation, Series A, FGIC,
   6,050    5.65%, 12/01/16.............................................................   Aaa/AAA         5,971,411
            Chicago, Illinois Board of Education (Chicago School Reform), MBIA,
   4,255    6.00%, 12/01/16................................................ ............   Aaa/AAA         4,386,352
            Chicago, Illinois O'Hare International Airport Special Facility Revenue
   3,500    (International Terminal), MBIA, 6.75%, 1/01/18..............................   Aaa/AAA         3,763,060
            Chicago, Illinois Wastewater Transmission Revenue, FGIC,
   1,000    5.125%, 1/01/25.............................................................   Aaa/AAA           921,340


--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                              Page 1

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

December 31, 1996  (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Long-Term Investments (continued)                                          Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Illinois -- 27.8% (concluded)
            Illinois Health Facilities Authority Revenue (OSF Healthcare System),
  $2,300    6.00%, 11/15/23 ............................................................    A1/A+       $  2,296,757
            Illinois Health Facilities Authority Revenue (Servantcor Project), Series A,
   2,000    FSA, 6.00%, 8/15/12 ........................................................   Aaa/AAA         2,064,740
            Illinois Health Facilities Authority Revenue (South Suburban Hospital
   1,000    Project), 7.00%, 2/15/18 ...................................................    NR/A           1,062,780
            Illinois Health Facilities Authority Revenue Refunding (SSM Health Care),
   1,850    MBIA, 6.55%, 6/01/13 .......................................................   Aaa/AAA         2,070,982
                                                                                                        ------------
                                                                                                          22,537,422
                                                                                                        ------------

            Indiana -- 5.4%
            Indiana Transportation Finance Authority Airport Facilities Lease Revenue,
   2,000    Series A, 5.50%, 11/01/17 ..................................................     A/A           1,968,180
            Indianapolis, Indiana Airport Authority Revenue Refunding, Series A, FGIC,
   2,500    5.60%, 7/01/15 .............................................................   Aaa/AAA         2,457,625
                                                                                                        ------------
                                                                                                           4,425,805
                                                                                                        ------------

            Iowa -- 4.3%
            Iowa Finance Authority Hospital Facility Revenue Refunding (Trinity
   3,350    Regional Hospital Project), 7.00%, 7/01/12 .................................    NR/A-          3,506,780
                                                                                                        ------------

            Louisiana -- 7.2%
            Louisiana Public Facilities Authority Hospital Revenue Refunding (Touro
   6,000    Infirmary Project), Series B, 6.125%, 8/15/23 ..............................   Baa/BBB         5,839,860
                                                                                                        ------------

            Massachusetts -- 3.8%
            Massachusetts State Health & Educational Facilities Authority Revenue
   1,000    (Dana Farber Cancer Project), Series G-1, 6.25%, 12/01/22 ..................    A1/A           1,028,630
            Massachusetts State Water Pollution Abatement Water Pollution Revenue
   2,000    (New Bedford Loan Program), Series A, 5.70%, 2/01/14 .......................    Aa/NR          2,023,820
                                                                                                        ------------
                                                                                                           3,052,450
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

December 31, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Long-Term Investments (continued)                                          Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Missouri -- 3.1%
            Missouri State Environmental Improvement & Energy Research Authority,
            Pollution Control Revenue Refunding (Associated Electric Coop Thomas Hill),
  $2,500    5.50%, 12/01/10 ............................................................    A1/AA       $  2,541,425
                                                                                                        ------------

            Nebraska -- 4.0%
            Nebraska Higher Education Loan Program, Inc., Senior Subordinated Bonds,
   3,115    1993-2 Series A-5A, 6.65%, 6/01/08 .........................................    Aa/NR          3,223,122
                                                                                                        ------------

            Nevada -- 6.8%
            Clark County, Nevada Industrial Development Revenue Refunding
   3,000    (Nevada Power Project), AMBAC, 7.20%, 10/01/22 .............................   Aaa/AAA         3,385,620
            Clark County, Nevada Passenger Facility Revenue (Macarran
   1,000    International Airport), MBIA, 5.75%, 7/01/23 ...............................   Aaa/AAA           991,940
            Nevada Housing Division, Single-Family Program, Series C, AMBAC,
   1,100    6.35%, 10/01/12 ............................................................   Aaa/AAA         1,123,122
                                                                                                        ------------
                                                                                                           5,500,682
                                                                                                        ------------
            New Jersey -- 2.6%
            New Jersey Economic Development Authority Revenue
   1,000    (Morris Hall), 5.50%, 4/01/16 ..............................................   Aa3/NR            974,430
            New Jersey Economic Development Authority, Water Facilities Revenue
   1,000    (New Jersey American Water Co., Inc. Project), FGIC, 6.875%, 11/01/34 ......   Aaa/AAA         1,105,600
                                                                                                        ------------
                                                                                                           2,080,030
                                                                                                        ------------
            New York -- 18.3%
            Metropolitan Transportation Authority, New York (Transit Facilities),
   2,500    Series O, MBIA, 6.375%, 7/01/20 ............................................   Aaa/AAA         2,683,450
            New York State Dormitory Authority Revenue (Department of Health),
   1,000    5.50%, 7/01/25 .............................................................   Baa1/BBB          939,890
            New York State Local Government Assistance Corporation Revenue,
   1,500    Series A, 6.00%, 4/01/16 ...................................................     A/A           1,536,750
            Port Authority of New York & New Jersey Construction, Ninety-Sixth Series,
   4,400    FGIC, 6.60%, 10/01/23 ......................................................   Aaa/AAA         4,817,912
            The City of New York, General Obligation Bonds, Fiscal 1994 Series B,
   3,000    Subseries B-1, 7.00%, 8/15/16 ..............................................   Baa1/BBB+       3,228,780
            Triborough Bridge & Tunnel Authority, New York General Purpose Revenue,
   1,670    Series Y, 5.50%, 1/01/17 ...................................................     Aa/A+         1,686,199
                                                                                                        ------------
                                                                                                          14,892,981
                                                                                                        ------------



--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                              Page 3

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

December 31, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Long-Term Investments (continued)                                          Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Ohio -- 11.4%
            Franklin County, Ohio Hospital Revenue (Holy Cross Health Systems
  $2,500    Corporation), 5.875%, 6/01/21 ..............................................   Aa/AA        $  2,511,200
            Ohio State Water Development Authority Solid Waste Disposal Revenue
   3,300    (Broken Hill Proprietary Co., LTD.), 6.45%, 9/01/20 ........................    A2/A           3,457,806
            The Student Loan Funding Corporation, Cincinnati, Ohio, Series 1993B,
   3,250    6.20%, 8/01/12 .............................................................    A/NR           3,281,200
                                                                                                        ------------
                                                                                                           9,250,206
                                                                                                        ------------
            Pennsylvania -- 3.2%
            Monroeville, Pennsylvania Hospital Authority Hospital Revenue (Forbes
   2,490    Health System), 7.00%, 10/01/13 ............................................   A/BBB+          2,621,273
                                                                                                        ------------
            South Carolina -- 3.1%
            Greenville, South Carolina Hospital Systems Hospital Facilities Revenue,
   2,500    Series B, 5.70%, 5/01/12 ...................................................   Aa/AA-          2,510,150
                                                                                                        ------------
            Tennessee -- 2.6%
            The Industrial Development Board of Humphreys County, Tennessee
   1,950    (E.I. duPont de Nemours and Company Project), 6.70%, 5/01/24 ...............   Aa3/AA-         2,087,982
                                                                                                        ------------
            Texas -- 9.4%
   4,500    Austin, Texas Airport System Revenue, Series A, MBIA, 6.20%, 11/15/15 ......   Aaa/AAA         4,751,100
            Port Corpus Christi Authority Texas Nueces County Pollution Control
   2,665    Revenue (Hoechst Celanese Corporate Project), 6.875%, 4/01/17 ..............    A2/A+          2,854,775
                                                                                                        ------------
                                                                                                           7,605,875
                                                                                                        ------------
            Utah -- 6.0%
            Utah State Housing Finance Agency Single-Family Mortgage, Issue H-2,
   4,815    6.25%, 7/01/22 .............................................................   Aaa/AAA         4,856,891
                                                                                                        ------------



--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

December 31, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Long-Term Investments (concluded)                                          Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Virginia -- 7.4%
            Chesapeake Bay Bridge & Tunnel Commission, Virginia District General
  $1,850    Resolution Revenue Refunding, MBIA, 5.00%, 7/01/22 .........................   Aaa/AAA      $  1,704,960
            Fairfax County, Virginia Economic Development Authority Lease Revenue
   2,000    (Government Center Properties), 5.50%, 5/15/18 .............................    Aa/AA          1,936,400
            Virginia State Housing Development Authority, Commonwealth Mortgage,
   1,015    Subseries A-4, MBIA, 6.20%, 7/01/12 ........................................   Aaa/AAA         1,041,867
            Virginia State Housing Development Authority, Commonwealth Mortgage,
   1,300    Subseries I-1, 6.55%, 7/01/17 ..............................................   Aa1/AA+         1,334,632
                                                                                                        ------------
                                                                                                           6,017,859
                                                                                                        ------------
            West Virginia -- 2.1%
            West Virginia State Water Development Authority, Loan Program II,
   1,555    Series A, 7.00%, 11/01/31, Pre-Refunded 11/01/01 ...........................    NR/A-          1,740,636
                                                                                                        ------------

            Wisconsin -- 3.1%
            Wisconsin Housing & Economic Development Authority Revenue Refunding
   2,485    (Home Ownership), Series G, 6.30%, 9/01/17 .................................    Aa/AA          2,527,194
                                                                                                        ------------

            Wyoming -- 2.5%
            Wyoming Community Development Authority Housing Revenue, Series 1,
   2,000    6.10%, 12/01/14 ............................................................    Aa/AA          2,029,120
                                                                                                        ------------

            Total Long-Term Investments (cost $117,978,538) ............................                 123,119,960
                                                                                                        ------------


            Short-Term Investments - 1.1%
--------------------------------------------------------------------------------------------------------------------

            California -- 0.1%
            Los Angeles County, California Industrial Development Authority Industrial
     100    Development Revenue (Walter & Howard Lim), VR, 5.10%, 1/02/97 ..............   NR/A-1            100,000
                                                                                                        ------------



--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                              Page 5

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Statement of Investments (concluded)
December 31, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Short-Term Investments (concluded)                                         Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            New York -- 1.0%
            Geneva, New York Industrial Development Agency Civic Facilities Revenue
  $  805    (Colleges of the Seneca), Series A, VR, 3.60%, 1/02/97 ...................     NR/A-1       $    805,000
                                                                                                        ------------

            Total Short-Term Investments  (cost $905,000)..........................................          905,000
                                                                                                        ------------

            Total Investments - 152.8%  (cost $118,883,538)........................................      124,024,960
                                                                                                        ------------

            Other Assets in Excess of Liabilities - 2.6%...........................................        2,141,028
                                                                                                        ------------

            Total Net Assets - 155.4%..............................................................      126,165,988
                                                                                                        ------------
            Par value of 900 shares of preferred stock at $50,000 per share (Note 5) - (55.4%) ....      (45,000,000)
                                                                                                        ------------
            Net Assets Applicable to Common Stock - 100%
            (equivalent to $13.51 per share on 6,007,094 common shares outstanding)................     $ 81,165,988
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------

   The  following  abbreviations  are used in  portfolio  descriptions:

  AMBAC  - Insured as to principal and interest by the AMBAC Indemnity Corporation.

  FGIC   - Insured as to principal  and interest by the Financial Guaranty Insurance Company.

  FSA    - Insured as to principal and interest by the Financial Security Assurance Corporation.

  MBIA   - Insured as to principal and interest by the Municipal Bond Investors Assurance Corporation.

  NR     - Not rated by Moody's or S&P as indicated.

  VR     - Variable Rate Demand Note. Date shown is date of next interest rate change and coupon rate is the rate in effect on December 31, 1996.





--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Statement of Assets and Liabilities
December 31, 1996 (unaudited)

Assets
Investments, at value (cost - $118,883,538) ...............................................  $124,024,960
Cash ......................................................................................        51,156
Interest receivable .......................................................................     2,176,893
Unamortized organization expenses (Note 2) ................................................        29,543
Prepaid expenses ..........................................................................        37,435
                                                                                             ------------
            Total assets ..................................................................   126,319,987
                                                                                             ------------

Liabilities
Accrued management fee (Note 3) ...........................................................        64,267
Accrued audit and tax return preparation fees .............................................        36,727
Accrued legal fee .........................................................................        20,520
Accrued printing and mailing fees .........................................................        14,575
Accrued transfer agent expense ............................................................         3,635
Accrued shareholder annual meeting expense ................................................         3,216
Accrued custodian expense .................................................................         2,700
Other accrued expenses ....................................................................         8,359
                                                                                             ------------
            Total liabilities .............................................................       153,999
                                                                                             ------------

Net Assets
Preferred Stock (Note 5) ..................................................................    45,000,000
Common Stock ($.001 par value, 100,000,000 shares authorized; 6,007,094 shares outstanding)         6,007
Additional paid-in capital ................................................................    83,244,145
Undistributed net investment income .......................................................       540,148
Accumulated realized loss on investments ..................................................    (7,765,734)
Net unrealized appreciation on investments ................................................     5,141,422
                                                                                             ------------
            Net assets ....................................................................  $126,165,988
                                                                                             ------------



---------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.



                                                                                                   Page 7

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Statement of Operations
For the Six Months Ended December 31, 1996 (unaudited)

Investment Income
       Income

               Interest (reduced by net premium amortization of $12,117).....................           $ 3,729,522

     Operating expenses
         Management fee (Note 3)...................................................  $376,329
         Auction agent fee.........................................................    61,791
         Audit and tax services....................................................    36,548
         Legal.....................................................................    20,165
         Printing..................................................................    18,148
         Directors' fees and expenses (Note 3).....................................    12,946
         Custodian.................................................................    11,857
         Transfer agent............................................................     9,839
         Amortization of deferred organization expenses (Note 2)...................     9,454
         Listing fee...............................................................     8,151
         Other.....................................................................    12,227
                                                                                     --------
           Total operating expenses..........................................................               577,455
                                                                                                        -----------
     Net investment income...................................................................             3,152,067
                                                                                                        -----------
Net Realized and Unrealized Gain (Loss)
     Net Realized Loss on Investments........................................................               (81,388)
     Change in Net Unrealized Appreciation on Investments....................................             3,539,960
                                                                                                        -----------
     Net realized loss and change in net unrealized appreciation on investments..............             3,458,572
                                                                                                        -----------
     Net Increase in Net Assets from Operations..............................................           $ 6,610,639
                                                                                                        -----------


-------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.



M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Statement of Changes in Net Assets

                                                                                          For the
                                                                                        Six Months
                                                                                           Ended            For the
                                                                                        December 31,      Year Ended
                                                                                           1996            June 30,
                                                                                        (unaudited)          1996
--------------------------------------------------------------------------------------------------------------------
Operations
     Net investment income .....................................................        $  3,152,067    $  6,341,298

     Net realized loss on investments...........................................             (81,388)     (1,711,549)

     Change in net unrealized appreciation (depreciation) on investments........           3,539,960       3,438,632
                                                                                        ------------    ------------
     Net increase in net assets from operations.................................           6,610,639       8,068,381
                                                                                        ------------    ------------
Dividends

     To common shareholders from net investment income..........................          (2,231,635)     (4,253,022)

     To preferred shareholders from net investment income.......................            (841,314)     (1,728,252)
                                                                                        ------------    ------------
                                                                                          (3,072,949)     (5,981,274)
                                                                                        ------------    ------------
     Total increase in net assets...............................................           3,537,690       2,087,107

Net Assets

     Beginning of period........................................................         122,628,298     120,541,191
                                                                                        ------------    ------------
     End of period (includes undistributed net investment income of $540,148 and
          $461,030, respectively)...............................................        $126,165,988    $122,628,298
                                                                                        ------------    ------------









--------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.


                                                                                                              Page 9

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Statement of Cash Flows
For the Six Months Ended December 31, 1996 (unaudited)

Cash Flows from Operating Activities:
     Proceeds from sales of portfolio securities.............................................            $   1,786,250
     Purchases of portfolio securities.......................................................               (7,622,397)
     Net sales of short-term securities......................................................                5,945,000
                                                                                                         -------------
                                                                                                               108,853
     Net investment income ..................................................................                3,152,067
     Amortization of net premium on investments..............................................                   12,117
     Amortization of organization expenses...................................................                    9,454
     Net change in receivables/payables related to operations................................                 (239,204)
                                                                                                         -------------
         Net cash provided by operating activities...........................................                3,043,287
                                                                                                         -------------

Cash Flows used by Financing Activities:
     Common stock dividends paid.............................................................               (2,231,635)
     Preferred stock dividends paid..........................................................                 (841,314)
                                                                                                         -------------
         Net cash used by financing activities...............................................               (3,072,949)
                                                                                                         -------------
Net decrease in cash.........................................................................                  (29,662)
Cash at beginning of period..................................................................                   80,818
                                                                                                         -------------
Cash at end of period........................................................................            $      51,156
                                                                                                         -------------



----------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Notes to Financial Statements
(unaudited)


Note 1.  Organization

Municipal Partners Fund II Inc. (the "Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (see Note 5). The Fund commenced operations on July 30, 1993. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc (the "Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.


Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

(unaudited)


DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $93,817 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.


Note 3.  Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer & Co., Inc. ("Oppenheimer"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .

(unaudited)


At December 31, 1996, Oppenheimer and the Investment Adviser owned 3,547 and 4,161 shares of the Fund, respectively.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.


Note 4.  Portfolio Activity

Purchases and sales of investment securities, other than short-term investments for the six months ended December 31, 1996, aggregated $965,330 and $1,786,250, respectively. At June 30, 1996, the Fund had a net capital loss carryover of approximately $6,813,000, of which $29,000 will be available through June 30, 2002, $3,703,000 will be available through June 30, 2003 and $3,081,000 will be available through June 30, 2004 to offset future capital gains to the extent provided by federal income tax regulations.

For federal income tax purposes, realized losses incurred after October 31, 1995, but within the fiscal year ended June 30, 1996, are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such losses of approximately $871,000.

The federal income tax cost basis of the Fund's investments at December 31, 1996 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $5,287,873 and $146,451, respectively, resulting in net unrealized appreciation for federal income tax purposes of $5,141,422.


Note 5.  Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the six months ended December 31, 1996 ranged from 3.619% to 3.69%. The weighted average dividend rate for the six months ended December 31, 1996 was 3.658%. The Board of Directors designated the dividend period commencing December 10, 1996 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 9, 1996 remains in effect through March 10, 1997 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.65%.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Notes to Financial Statements (concluded)
(unaudited)


The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.


Note 6.  Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.


Note 7.  Common Stock Dividends Subsequent to December 31, 1996

On January 2 and February 3, 1997, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.0625 per share, payable on January 31 and February 28, 1997 to shareholders of record on January 14 and February 19, 1997, respectively.

M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Financial Highlights

Data for a share of common stock outstanding throughout each period:


                                                      For the Six
                                                     Months Ended     For the        For the        For the
                                                     December 31,   Year Ended     Year Ended    Period Ended
                                                         1996        June 30,       June 30,       June 30,
                                                      (unaudited)      1996           1995          1994(a)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................. $  12.92      $  12.58       $  12.02        $  14.10
                                                       --------      --------       --------        --------
Net investment income.................................      .52          1.05           1.07             .89
Net realized loss and change in net unrealized
   appreciation (depreciation) on investments.........      .58           .29            .57           (1.87)
                                                       --------      --------       --------        --------
Total from investment operations......................     1.10          1.34           1.64            (.98)
                                                       --------      --------       --------        --------
Less distributions
   Dividends to common shareholders from net
     investment income................................     (.37)         (.71)          (.79)           (.69)
   Dividends to preferred shareholders from net
     investment income................................     (.14)         (.29)          (.29)           (.17)
                                                       --------      --------       --------        --------
Total distributions...................................     (.51)        (1.00)         (1.08)           (.86)
                                                       --------      --------       --------        --------
Offering costs on issuance of common and preferred
   shares.............................................       --            --             --            (.24)
                                                       --------      --------       --------        --------
Net asset value, end of period........................ $  13.51      $  12.92       $  12.58        $  12.02
                                                       --------      --------       --------        --------
Per share market value, end of period.................  $11.375      $  10.75       $  10.75        $  11.25
Total investment return based on market price
   per share(c).......................................    9.34%         6.62%          2.97%         (15.92%)(b)
Ratios to average net assets of common shareholders(d):
   Operating expenses.................................    1.44%(e)      1.44%          1.50%           1.45%(e)
   Net investment income before preferred stock
     dividends........................................    7.86%(e)      8.09%          8.99%           7.22%(e)
   Preferred stock dividends..........................    2.10%(e)      2.20%          2.48%           1.67%(e)
   Net investment income available to common
     shareholders.....................................    5.76%(e)      5.89%          6.51%           5.55%(e)
   Net assets of common shareholders, end of
     period (000).....................................  $81,166       $77,628        $75,541         $72,222
   Preferred stock outstanding, end of period (000)     $45,000       $45,000        $45,000         $45,000
   Portfolio turnover rate............................       1%           55%            24%             50%

--------------------------------------------------------------------------------------------------------------------------

(a) For the period July 30, 1993 (commencement of investment operations) through June 30, 1994.
(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $11.25 per share. This calculation is not annualized.
(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. This calculation is not annualized.
(d) Ratios  calculated  on the basis of income,  expenses  and  preferred  stock dividends relative to the average net assets of common shares.
(e) Annualized.

                                  See accompanying  notes to financial statements.

                                                                                                                   Page 15


M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:


                                                                                        Net Realized Gain
                                                                                         (Loss) & Change
                                                                                        in Net Unrealized
                                                                  Net Investment          Appreciation
                                                                      Income             (Depreciation)
                                                                 -----------------     -------------------
Quarter Ended*                                                   Total   Per Share     Total     Per Share
----------------------------------------------------------------------------------------------------------
March 31, 1995...............................................    $1,590    $.26        $8,355      $1.39
June 30, 1995................................................     1,612     .27         1,433        .24
September 30, 1995...........................................     1,578     .26         1,249        .21
December 31, 1995............................................     1,610     .27         5,586        .93
March 31, 1996...............................................     1,586     .26        (4,519)      (.76)
June 30, 1996................................................     1,567     .26          (589)      (.09)
September 30, 1996...........................................     1,577     .26         1,810        .30
December 31, 1996............................................     1,575     .26         1,649        .28

----------------------------------------------------------------------------------------------------------

 *Totals expressed in thousands of dollars except per share amounts.






                                  See accompanying  notes to financial statements.


M U N I C I P A L       P A R T N E R S       F U N D       I I       I N C .


(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN
      Chairman of the Board;
      Managing Director,
      Oppenheimer & Co., Inc.
      Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON
      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      President;
      Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers

MARK C. BIDERMAN
      Chairman of the Board

MICHAEL S. HYLAND
      President

MARYBETH WHYTE
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

JENNIFER G. MUZZEY
      Secretary

NOEL B. DAUGHERTY
      Assistant Secretary

ROBERT I. KLEINBERG
      Assistant Secretary


(right column)

Municipal Partners Fund II Inc.

      7 World Trade Center
      New York, New York  10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MPT

(left column)

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                                -----------------



(right column)

                 Municipal Partners
                 Fund II Inc.



                 Semi-Annual Report
                 DECEMBER 31, 1996